UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2006

                              Sono-Tek Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

            New York                                  14-1568099
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     (State of Incorporation)                   (I.R.S. Employer ID No.)


      2012 Route 9W, Milton, New York                            12547
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      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (845) 795-2020
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Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure.

On August 18, 2006, the Company issued a press release regarding comments made by Christopher L. Coccio at the Company's Annual Meeting of Shareholders held on August 17, 2006 in the form of the attached exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

99.1   Press release dated August 18, 2006.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            SONO-TEK CORPORATION

                                                       By: /s/ Stephen J. Bagley
                                                           ---------------------
                                                               Stephen J. Bagley
                                                         Chief Financial Officer

August 18, 2006